Dear Shareholder:

This Victory Portfolios prospectus is being revised to correct historical performance information applicable to the Class A shares of the Large Cap Growth Fund (formerly known as the Focused Growth Fund.)

The Victory Portfolios

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Large Cap Growth Fund

Supplement dated July 23, 2009

to the Prospectus dated March 1, 2009

1.             The following modifies the information on page 32 of the prospectus describing the average annual returns applicable to the Class A shares of the Large Cap Growth Fund.

Average Annual Total Returns (For the Periods ended December 31, 2008)	1Year	3 Years	5 years (Life of Fund(1))
CLASS A
Before Taxes	(47.91)%	(12.63)%	(3.61)%
After Taxes on Distributions(2)	(47.91)%	(12.63)%	(3.61)%
After Taxes on Distributions and Sale of Fund Shares	(31.14)%	(10.50)%	(3.03)%
Russell 1000® Growth Index(3)	(38.44)%	(9.11)%	(3.42)%
Index returns reflect no deduction for fees, expenses, or taxes.

(1)         Performance is from December 31, 2003, inception date of Class A, Class C and Class R shares.

(2)         There were no distributions for the Fund during the period.

(3)         The Russell 1000® Growth Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. It is not possible to invest directly in an index.

Please insert this supplement in the front of your Prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-EQTY-SUPP2